                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (Date of earliest event reported): JANUARY 26, 1999



                          DURA AUTOMOTIVE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



      0-21139                                          38-3185711
(Commission File Number)                  (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
            (Address of Principal Executive Offices)       (Zip Code)


                                 (612) 342-2311
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       OTHER EVENTS

     Dura Automotive Systems, Inc., a Delaware corporation ("Dura"), announced on January 26, 1999 an offer to acquire all of the outstanding shares of Adwest Automotive plc ("Adwest"). The offer of L1.50 per share (approximately $2.48 per share) has been recommended by the board of Adwest and is subject to acceptance of at least 90% of Adwest's shareholders. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS

              99.1 Press release dated January 26, 1999 -- Dura Automotive Systems, Inc. Announces Offer to Acquire Adwest Automotive plc

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DURA AUTOMOTIVE SYSTEMS, INC.



Date:  February 3, 1999                 By:/s/Stephen E.K. Graham
                                           ------------------------------------
                                        Name:  Stephen E.K. Graham
                                        Title: Vice President and Chief
                                               Financial Officer (Principal
                                               Accounting and Financial Officer)